UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: December 31, 2019

Item 1. Report to Stockholders.
The semi-annual report to stockholders for the six months ended December 31, 2019 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Semi-Annual Report
December 31, 2019

priorityincomefund.com

Priority Income Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended. The Company has elected to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  4

Letter to Stockholders

Dear Stockholders,

We are pleased to present this semi-annual report of Priority Income Fund, Inc. (“we,” “us,” “our,” the “Company” or “Priority”) for the six months ended December 31, 2019. Priority has made regular monthly distributions for each month of the past 24 quarters and declared bonus distributions for each of the past 24 quarters.

Dividend Policy
To qualify for tax treatment as a regulated investment company, the Company is required to pay out distributions as determined in accordance with federal income tax regulations (distributable income), rather than accounting income. In certain periods, we expect our annual distributable income to be higher or lower than our reportable accounting income. In addition to net investment income, our dividend policy considers in part our estimate of our distributable income, which includes (1) interest income from our underlying collateralized loan obligation (“CLO”) equity investments, (2) recognition of certain mark-to-market gains or losses to the extent that the fair market value of our CLO investments is determined to deviate from its adjusted tax basis, and (3) acceleration of unamortized fees and expenses following the refinancing or reset of a CLO’s liabilities. As a result, distributable income may differ from accounting income, as expressed by net investment income.

Our distributions may exceed our earnings, and therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes.

Priority Update
In this semi-annual report, we refer to “Senior Secured Loans” collectively as senior secured loans made primarily to U.S. companies whose debt is rated below investment grade or, in some circumstances, unrated. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

In calendar year 2019 we continued to implement Priority’s strategy of targeting attractive risk-adjusted investments in CLO debt and CLO equity that further our primary objective of providing our stockholders with current income. Priority accomplished the following in calendar year 2019:

(i)	Invested in 31 CLO equity investments totaling $167.1 million in par value and $117.5 million in cost basis.

(ii)
Invested in 21 CLO debt investments totaling $73.4 million in par value and $60.9 million in cost basis, increasing our total CLO debt investment exposure to 17.7% of the portfolio as of December 31, 2019. We increased the allocation to CLO debt in 2019 as volatility in the CLO debt markets led to attractive risk-adjusted returns for CLO debt.

(iii)
Continued to pay a base distribution and bonus distribution totaling 11.1% per share based on the previous Class R gross offering price of $13.52 as of December 31, 2019. For the trailing 12 months, base and bonus distribution coverage through net investment income was 105%.

(iv)
Issued one additional series of preferred equity, Series E (NYSE: PRIFE), in October 2019 resulting in gross proceeds of $27.5 million. The issuance of preferred equity will help us achieve our target leverage for the Company of approximately 0.50x debt plus preferred equity to common equity. Priority currently has $157.7 million of preferred shares outstanding resulting in a ratio of 0.39x preferred to common equity as of December 31, 2019. As of the end of the reporting period, Priority had the following preferred shares outstanding:

1.	Series A (NYSE: PRIFA) - 6.375% totaling $37.50 million due June 2025

2.	Series B (NYSE: PRIFB) - 6.250% totaling $25.00 million due December 2023

3.	Series C (NYSE: PRIFC) - 6.625% totaling $40.25 million due June 2024

4.	Series D (NYSE: PRIFD) - 7.000% totaling $27.43 million due June 2029

5.	Series E (NYSE: PRIFE) - 6.375% totaling $27.50 million due December 2024

(v)	Closed a $25 million senior secured credit facility that will assist the Company in managing its working capital needs.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  5

Since our last annual report period end date of June 30, 2019, Priority invested in six CLO equity investments totaling $38.4 million in par value and $24.0 million in cost basis and 14 CLO debt investments totaling $52.9 million in par value and $42.5 million in cost basis. As of December 31, 2019, Priority held 103 CLO equity investments and 24 CLO debt investments with an underlying collateral pool of approximately 2,600 Senior Secured Loans.

Priority announced Preferred Capital Securities (“PCS”) will be the new distributor for the Company for its 18 month follow-on offering of common shares. In conjunction with the follow-on offering we made the following changes, which we believe will improve liquidity and transparency:

•
Starting in June 2020, we are increasing our quarterly tender amounts to 2.5% per quarter or 10.0% per annum. Because of certain restrictions placed on the size of our prior tender offers, this is more than double our current tender limit.

•	We will determine the Company’s net asset value on a monthly basis instead of quarterly.

•	We will adjust the offering price on a monthly basis in conjunction with the monthly determination of net asset value.

•	We reduced the upfront load charged on the Class R shares from 8% to 6.75%.

Market Commentary
Since our last annual report period end date of June 30, 2019, the Senior Secured Loan and CLO markets experienced volatility primarily due to a shift in interest rates. The Federal Reserve cut interest rates three times in 2019, reducing the yield on floating rate products. As a result, open-ended Senior Secured Loan mutual funds saw $27.15 billion of outflows in 20191 as investors rotated out of floating rate Senior Secured Loans into investments with fixed yields. These outflows resulted in a decline in price for Senior Secured Loans. In the second half of 2019, the S&P / LSTA Leveraged Loan Index (“Index”) traded down to a bottom of 95.35 at November 6, 2019 from 96.79 at June 30, 2019 and the 98 to 99 range during most of 2018.2 The Index did rally at the end of the year, ending at 96.72.2 This decline in the Index led to widening in CLO liability spreads in the second half of 2019.

Priority’s Net Asset Value per share ("NAV") was $12.54 at December 31, 2019, compared to $13.02 at June 30, 2019. The decline in NAV was primarily due to the outflows from the open-ended Senior Secured Loan mutual funds. The outflows led to a decline in the price in the S&P / LSTA Leveraged Loan Index, which led to mark-to-market declines in the valuation of the portfolio by the Company’s third-party valuation agent.

U.S. CLO issuance in 2019 was $116.4 billion3, an 8.6% decline from 2018. While CLO issuance in 2019 declined, it was in line with CLO research analyst projections for full year 2019 of $90 billion to $140 billion4. The CLO market has grown to $683 billion, further expanding the market opportunity for the Company5. CLOs represented 71.4% of the buyer base in the institutional Senior Secured Loan market in 20196, highlighting the importance of the CLO market.

CLO research analysts are projecting CLO issuance to decline in 2020:

•	Barclays: $80 - $90 billion[7]

•	Bank of America Merrill Lynch: $80 - $90 billion[7]

•	BNP Paribas: $90 billion[8]

•	Citigroup: $80 billion[9]

•	JP Morgan: $90 billion - $100 billion[10]

•	Morgan Stanley: $75 billion[11]

•	Nomura: $80 - $90 billion[12]

•	Wells Fargo: $90 billion[13]

The volume of CLO refinancings and CLO resets (also known as extensions) significantly declined in 2019 as CLO liability spreads remained at the wider end of the range over the past 24 months. A CLO refinancing is an occurrence where all or part of the CLO liabilities are refinanced at a lower spread without a change in CLO maturity. The CLO refinancing at lower rates directly benefits the equity investors in CLOs, given that such refinancing reduces the spread cost of CLO financing. A CLO reset is an occurrence where all of the CLO liabilities are refinanced and the CLO reinvestment period is extended typically by two to five years. In 2019, $18.2 billion of CLOs were reset and $25.0 billion of CLOs were refinanced compared to $122.1 billion of CLO resets and $33.8 billion of CLO refinancings in 2018.14

Priority participated in three CLO resets and one CLO refinancing in 2019. The decline in activity is due to (1) the aforementioned widening in CLO liability spreads resulting in a decline in CLO reset and CLO refinancing activity market-wide and (2) Priority completing 41 CLO resets and 45 CLO refinancings in calendar years 2017 and 2018.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  6

Issuance in the institutional Senior Secured Loan market (including refinancings) declined in 2019 by 29% from 2018 to $309.4 billion.1 The decline in issuance was driven by a decline in M&A related activity (39% decline) and less opportunistic activity related to refinancing and dividends. We believe the decline in opportunistic activity is due to the outflows from the open-ended Senior Secured Loan mutual funds.

We continue to believe that the following factors indicate that long-term fundamentals in the CLO market remain solid:

•	The equity tranches of U.S. cash flow CLOs have delivered approximately 21.0% annual cash average yields from January 2003 through December 2019.[15]

•
Default rates for Senior Secured Loans continue to remain below the historical average in the U.S. of 2.19% from January 1, 2003 to December 31, 2019. The market trailing 12-month (“TTM”) default rate as of December 31, 2019 was 1.39% compared to a 0.48% default rate in the Senior Secured Loans underlying the CLOs held by Priority.1 Priority’s TTM default rate continues to outperform the market default rate, with such outperformance equaling 91 basis points as of December 31, 2019.

•
We continue to be underweight both the retail and oil & gas industries due to the underperformance seen in both markets. At December 31, 2019, Priority’s exposure to the oil & gas industry was 2.58% and exposure to the retail industry was 3.35%. We have evaluated our oil & gas and retail exposures with our collateral managers, and we continue to monitor our positions in these sectors.

•
Interest coverage of borrowers in the Senior Secured Loans underlying the CLOs continues to be solid. The average ratio of EBITDA to cash interest was 4.57x, illustrating borrowers have a cushion to continue making ongoing interest payments.[16]

•	There is a limited amount of maturities of Senior Secured Loans over the next couple of years. Only 10.0% of Senior Secured Loans mature through December 31, 2022.[1]

We believe the following factors indicate that the long-term fundamentals for the investments held by Priority remain attractive: (1) Priority continues to be underweight in the oil & gas and retail industries, (2) Priority’s portfolio TTM default rate as of December 31, 2019 stood at 0.48% (91 basis points less than the market TTM default rate of 1.39%), and (3) the underlying Senior Secured Loan portfolio in Priority experienced an increase in the weighted average spread over the past five quarters.

M. Grier Eliasek
Chief Executive Officer

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc., and that Priority Income Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any performance information quoted above represents past performance. We caution investors that the past performance described above is not indicative of and does not guarantee future returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance information may be different than the performance data presented above. Index and asset class performance quoted above does not reflect the fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.
_____________________________________

1.	S&P Capital IQ - Wrap Charts 4Q19

2.	S&P Capital IQ - S&P-LSTA Leveraged Loan Index

3.	Wells Fargo - The CLO Salmagundi: U.S. CLO 2019 Year In Review, January 6, 2020

4.	S&P Capital IQ - 2019 US CLO Outlook: Braced for turbulence but not expecting crash, December 21, 2018

5.	Wells Fargo - The CLO Monthly Market Overview - February 4, 2020

6.	S&P Capital IQ - Quarterly Leverage Lending Review 4Q 2019

7.	S&P Capital IQ - 2020 CLO Outlook: Rise of the new managers, January 6, 2020

8.	BNP Paribas - Global CLO Market Outlook, December 12, 2019

9.	Citi Research - 2020 US CLO Market Outlook, February 7, 2020

10.	J.P. Morgan - CLO 2020 Outlook, November 26, 2019

11.	Morgan Stanley - CLO Tracker December 2019, December 12, 2019

12.	Nomura - 2020 CLO Outlook, November 25, 2019

13.	Wells Fargo - U.S. CLO Market: 2020 Outlook, November 27, 2019

14.	S&P Capital IQ - CLO Global Databank

15.	Citigroup Global Markets Research, January 21, 2020

16.	S&P Capital IQ - Leveraged Loan Index Current Credit Stats

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  7

Portfolio Composition - At a Glance

Top Ten Holdings
As of December 31, 2019

Portfolio Investment	Investment	Legal Maturity	Fair Value	% of Net Assets
Cedar Funding IV CLO, Ltd.	Subordinated Notes	7/23/2030	$16,909,908	4.2%
OZLM XXII, Ltd.	Subordinated Notes	1/17/2031	15,742,872	3.9%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	10/24/2030	15,450,981	3.8%
Sound Point CLO XVII, Ltd.	Subordinated Notes	10/20/2030	12,757,156	3.2%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	7/28/2031	12,028,373	3.0%
Sound Point CLO II, Ltd.	Subordinated Notes	1/27/2031	11,375,841	2.8%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	1/20/2031	11,206,707	2.8%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	8/14/2030	9,619,525	2.4%
Venture 28A CLO, Ltd.	Subordinated Notes	10/19/2029	9,508,221	2.4%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	7/15/2027	9,418,234	2.3%

Portfolio Composition

Number of Loans Underlying the Company’s CLO Investments	2,603
Dollar Amount of Loans Underlying the Company’s CLO Investments	$59.9 billion
Percentage of Collateral Underlying the Company’s CLO Investments that are in Default	0.64%
Last Twelve Months Default Rate of Collateral Underlying the Company’s CLO Investments	0.48%

Legal Maturity of Portfolio Securities

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  8

Collateral Summary

Number of loans underlying the Company’s CLO investments	2,603
Largest exposure to any individual borrower	0.85%
Average individual borrower exposure	0.07%
Aggregate exposure to 10 largest borrowers	5.98%
Aggregate exposure to senior secured loans	98.11%
Weighted average stated spread	3.49%
Weighted average LIBOR floor	0.96%
Weighted average percentage of floating rate loans with LIBOR floors	42.32%
Weighted average credit rating of underlying collateral based on average Moody’s rating	B2/B3
Weighted average maturity of underlying collateral	4.8 years
U.S. dollar currency exposure	100%

Underlying Secured Loan Rating Distribution (Moody’s / S&P)(1)
Quarter-End	Aaa/AAA	Aa/AA	A/A	Baa/BBB	Ba/BB	B/B	Caa/CCC and Lower	Unrated
December 31, 2019	0.00% / 0.00%	0.00% / 0.00%	0.00% / 0.00%	3.07% / 1.61%	24.93% / 22.15%	64.52% / 67.49%	4.79% / 5.12%	1.04% / 1.97%
(1)Excludes structured product assets and newly issued transactions for which collateral data is not yet available.

Cash is included within the denominator of the above calculations, but is not rated by Moody’s/S&P.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  9

Statement of Assets and Liabilities (unaudited)
As of December 31, 2019

Assets
Investments, at fair value (amortized cost $624,101,580)	$565,111,050
Interest receivable	2,650,044
Cash	2,587,466
Deferred common stock offering costs (Note 5)	386,747
Deferred financing costs on Revolving Credit Facility (Note 12)	255,648
Due from affiliate (Note 5)	211,284
Prepaid expenses	81,916
Total assets	571,284,155
Liabilities
Mandatorily redeemable preferred stock; ($0.01 par value; 40,000,000 shares authorized; 1,500,183 Series A Term Preferred Stock outstanding with net of offering costs of $300,714 and unamortized discount of $983,816; 1,000,000 Series B Term Preferred Stock outstanding with net offering costs of $244,701 and unamortized discount of $623,206; 1,610,000 Series C Term Preferred Stock outstanding with net offering costs of $218,974 and unamortized discount of $1,080,574; 1,097,007 Series D Term Preferred Stock outstanding with net offering costs of $329,637 and unamortized discount of $816,515; 1,100,000 Series E Term Preferred Stock outstanding with net offering costs of $319,281 and unamortized discount of $818,115 (Note 7)
151,944,217
Due to Adviser (Note 5)	6,043,377
Revolving Credit facility (Note 12)	5,000,000
Accrued expenses	1,672,955
Payable for investment securities purchased	1,646,175
Due to Administrator (Note 5)	885,874
Due to affiliate (Note 5)	29,023
Interest payable	19,076
Payable for capital shares sold	5,366
Preferred dividend payable	4,864
Total liabilities	167,250,927
Commitments and contingencies (Note 10)	—
Net assets	$404,033,228

Components of net assets:
Common stock, $0.01 par value; 160,000,000 shares authorized; 32,211,774 shares issued and
outstanding (Note 4)	$322,118
Paid-in capital in excess of par	417,266,614
Total distributable earnings	(13,555,504)
Net assets	$404,033,228

Net asset value per share	$12.54

See accompanying notes to financial statements.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  10

Statement of Operations (unaudited)
For the six months ended December 31, 2019

Investment income
Interest income from investments	$46,520,546
Total investment income	46,520,546
Expenses
Incentive fee (Note 5)	6,265,268
Base management fee (Note 5)	5,547,575
Total investment advisory fees	11,812,843

Preferred dividend expense	5,085,468
Administrator costs (Note 5)	1,689,330
Transfer agent fees and expenses	709,562
General and administrative	631,228
Valuation services	478,982
Audit and tax expense	332,725
Legal expense	205,899
Amortization of common stock offering costs (Note 5)	189,653
Report and notice to shareholders	176,260
Adviser shared service expense (Note 5)	130,331
Insurance expense	119,115
Director fees	75,000
Interest expense	24,432
Total expenses	21,660,828
Expense Support Repayment (Note 5)	—
Net expenses	21,660,828
Net investment income	24,859,718
Net realized loss and net change in unrealized appreciation/depreciation on investments
Net realized loss on investments	(919,286)
Net change in unrealized appreciation/depreciation on investments	(17,160,266)
Net realized loss and net change in unrealized appreciation/depreciation on investments	(18,079,552)
Net increase in net assets resulting from operations	$6,780,166

See accompanying notes to financial statements.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  11

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	December 31, 2019	June 30, 2019
	(unaudited)
Net increase in net assets resulting from operations:
Net investment income	$24,859,718	$43,015,803
Net realized loss on investments	(919,286)	(2,070,447)
Net change in unrealized appreciation/depreciation on investments	(17,160,266)	(16,897,033)
Net increase in net assets resulting from operations	6,780,166	24,048,323
Distributions to common stockholders:
Distributions from earnings (Notes 6 and 8)	(22,014,211)	(27,362,678)
Return of capital (Notes 6 and 8)	(1,592,933)	(12,690,785)
Total distributions to common stockholders	(23,607,144)	(40,053,463)
Capital transactions:
Gross proceeds from shares sold (Note 4)	19,478,720	51,119,673
Commissions and fees on shares sold (Note 5)	(1,522,593)	(3,893,401)
Proceeds from merger transaction (Note 11)	—	34,965,647
Reinvestment of dividends (Note 4)	12,380,706	17,922,234
Repurchase of common shares (Note 4)	(9,181,550)	(17,086,002)
Net increase in net assets from capital transactions	21,155,283	83,028,151
Total increase in net assets	4,328,305	67,023,011
Net assets:
Beginning of period	399,704,923	332,681,912
End of period	$404,033,228	$399,704,923

See accompanying notes to financial statements.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  12

Statement of Cash Flows (unaudited)
For the six months ended December 31, 2019

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$6,780,166
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of common stock offering costs (Note 5)	189,653
Amortization of purchase discount, net	3,548,195
Amortization of preferred stock offering costs	93,747
Amortization of preferred stock discount	320,391
Amortization of deferred financing costs	5,356
Purchases of investments	(66,541,517)
Distributions received from investments	1,630,451
Net realized loss on investments	919,286
Net change in unrealized appreciation/depreciation on investments	17,160,266
(Increase) Decrease in operating assets:
Deferred offering costs (Note 5)	(428,356)
Deferred financing costs on Revolving Credit Facility (Note 12)	(261,004)
Interest receivable	(1,373,839)
Due from affiliate (Note 5)	(79,366)
Prepaid expenses	(62,687)
Increase (Decrease) in operating liabilities:
Payable for investment securities purchased	(13,091,051)
Due to Adviser (Note 5)	423,516
Accrued expenses	(445,904)
Due to Administrator (Note 5)	676,531
Due to affiliate (Note 5)	6,868
Preferred dividend payable	(6,864)
Interest payable	19,076
Net cash used in operating activities	(50,517,086)
Cash flows provided by financing activities:
Gross proceeds from shares sold (Note 4)	21,218,395
Commissions and fees on shares sold (Note 5)	(1,626,149)
Borrowings under Revolving Credit Facility	5,000,000
Distributions paid to common stockholders	(16,266,009)
Repurchase of common shares (Note 4)	(9,181,550)
Proceeds from the issuance of mandatorily redeemable preferred stock (Note 7)	27,892,949
Preferred stock issuance costs, paid and deferred	(394,823)
Net cash provided by financing activities	26,642,813
Net decrease in cash	(23,874,273)
Cash, beginning of year	26,461,739
Cash, end of period	$2,587,466

Supplemental information
Value of shares issued through reinvestment of dividends	$12,380,706

See accompanying notes to financial statements.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  13

Schedule of Investments (unaudited)
As of December 31, 2019

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(6)	Subordinated Notes	—%	7/15/2026	8/12/2014	$500,000	$277,296	$145,962	0.0%
Apidos CLO XVIII-R	Subordinated Notes	19.63%	10/22/2030	10/22/2018	410,000	485,220	412,082	0.1%
Apidos CLO XXI	Subordinated Notes	16.11%	7/19/2027	6/18/2015	5,000,000	4,248,507	3,364,043	0.8%
Apidos CLO XXII	Subordinated Notes	7.03%	10/20/2027	10/14/2015	3,000,000	2,714,496	2,243,675	0.6%
Apidos CLO XXIV	Subordinated Notes	24.42%	10/21/2030	5/21/2019	6,750,000	4,156,904	4,352,676	1.1%
Apidos CLO XXVI	Subordinated Notes	22.78%	7/18/2029	7/29/2019	6,000,000	4,162,884	4,353,656	1.1%
Babson CLO Ltd. 2015-I	Subordinated Notes	12.20%	1/20/2031	4/29/2015	3,400,000	2,387,160	1,865,643	0.5%
Barings CLO Ltd. 2018-III	Subordinated Notes	9.29%	7/20/2029	11/18/2014	397,600	237,141	166,079	0.0%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	13.71%	11/20/2028	1/14/2015	3,000,000	2,470,288	1,868,338	0.5%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	11.81%	10/22/2030	10/6/2015	1,900,000	1,467,771	1,045,768	0.3%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	17.50%	10/21/2030	9/28/2017	2,500,000	2,345,256	2,140,224	0.5%
California Street CLO IX, Ltd.	Preference Shares	27.72%	7/16/2032	12/19/2019	4,670,000	1,661,179	2,394,404	0.6%
California Street CLO XII, Ltd.(6)	Subordinated Notes	—%	10/15/2025	9/17/2015	14,500,000	7,456,815	5,194,967	1.3%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	15.07%	8/14/2030	6/30/2016	17,550,000	12,842,773	9,619,525	2.4%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	17.55%	1/15/2031	12/28/2016	11,839,488	7,074,416	6,906,511	1.7%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	28.97%	4/17/2031	3/3/2016	12,870,000	7,420,200	9,394,926	2.3%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	16.87%	7/28/2031	6/15/2018	15,000,000	13,109,048	12,028,373	3.0%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	19.60%	4/20/2027	4/20/2016	6,500,000	5,943,305	5,614,453	1.4%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Subordinated Notes	16.54%	10/19/2029	9/13/2016	3,245,614	3,057,809	2,641,608	0.7%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Subordinated Notes	15.26%	1/22/2030	1/30/2018	10,000,000	9,722,592	8,331,563	2.1%
Cedar Funding II CLO, Ltd.	Subordinated Notes	17.81%	6/10/2030	9/29/2017	2,500,000	1,946,147	1,696,221	0.4%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	18.45%	7/23/2030	6/23/2017	21,114,286	18,106,567	16,909,908	4.2%
Cedar Funding V CLO, Ltd.	Subordinated Notes	17.96%	7/17/2031	10/17/2018	2,358,000	2,500,513	2,331,525	0.6%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	20.61%	10/20/2028	8/10/2017	4,892,500	4,703,676	4,512,869	1.1%
Cent CLO 21 Limited	Subordinated Notes	13.30%	7/26/2030	6/18/2014	510,555	398,727	292,961	0.1%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	18.89%	7/16/2030	6/7/2018	3,000,000	1,692,239	1,450,140	0.4%
CIFC Funding 2013-II, Ltd.	Income Notes	10.00%	10/18/2030	2/11/2014	305,000	205,822	156,407	0.0%
CIFC Funding 2013-IV, Ltd.	Subordinated Notes	18.33%	4/28/2031	3/19/2019	8,000,000	5,044,635	5,035,815	1.2%
CIFC Funding 2014, Ltd.	Income Notes	15.03%	1/17/2031	3/13/2014	2,758,900	1,873,923	1,652,196	0.4%

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  14

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
CIFC Funding 2014-III, Ltd.	Income Notes	15.89%	10/22/2031	11/17/2016	$11,700,000	$7,378,853	$6,588,221	1.6%
CIFC Funding 2014-IV-R, Ltd.	Income Notes	16.73%	10/17/2030	9/3/2014	4,286,000	2,712,351	2,453,700	0.6%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	19.40%	1/22/2031	11/30/2015	7,500,000	5,650,739	5,283,095	1.3%
CIFC Funding 2015-III, Ltd.	Subordinated Notes	18.01%	4/19/2029	5/31/2018	10,000,000	7,648,215	6,914,698	1.7%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	13.12%	10/20/2027	5/2/2016	9,100,000	7,435,487	5,758,101	1.4%
CIFC Funding 2016-I, Ltd.	Subordinated Notes	11.48%	10/21/2031	12/21/2016	2,000,000	1,830,419	1,616,438	0.4%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	11.62%	4/20/2029	3/9/2017	8,000,000	7,407,950	5,702,176	1.4%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	16.77%	10/24/2030	9/19/2017	18,000,000	17,520,476	15,450,981	3.8%
Galaxy XIX CLO, Ltd.	Subordinated Notes	14.38%	7/24/2030	12/8/2016	2,750,000	1,862,922	1,341,220	0.3%
Galaxy XXVIII CLO, Ltd.	Subordinated Notes	7.62%	7/15/2031	6/27/2014	250,000	180,772	114,063	0.0%
GoldenTree Loan Opportunities IX, Ltd.	Subordinated Notes	15.16%	10/29/2029	7/24/2017	3,250,000	2,456,209	1,905,189	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.(6)	Subordinated Notes	—%	4/28/2025	4/28/2014	400,000	210,313	—	0.0%
Halcyon Loan Advisors Funding 2014-3 Ltd.(6)	Subordinated Notes	—%	10/22/2025	9/29/2014	500,000	298,545	—	0.0%
Halcyon Loan Advisors Funding 2015-1 Ltd.(6)	Subordinated Notes	—%	4/20/2027	4/16/2015	3,000,000	1,907,873	919,839	0.2%
Halcyon Loan Advisors Funding 2015-2 Ltd.(6)	Subordinated Notes	—%	7/26/2027	6/24/2015	3,000,000	1,994,395	1,049,551	0.3%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Subordinated Notes	4.28%	10/18/2027	9/3/2015	7,000,000	5,526,344	4,088,130	1.0%
HarbourView CLO VII-R, Ltd.	Subordinated Notes	10.99%	7/18/2031	6/10/2015	275,000	190,435	156,059	0.0%
Jefferson Mill CLO Ltd.	Subordinated Notes	11.46%	10/20/2031	7/28/2015	6,049,689	4,814,393	3,211,652	0.8%
LCM XV Limited Partnership	Income Notes	7.13%	7/19/2030	2/25/2014	250,000	183,746	119,244	0.0%
LCM XVI Limited Partnership	Income Notes	11.72%	10/15/2031	6/19/2014	6,814,685	4,499,805	3,209,954	0.8%
LCM XVII Limited Partnership	Income Notes	13.75%	10/15/2031	10/15/2014	1,000,000	712,618	611,943	0.2%
Madison Park Funding XIII, Ltd.	Subordinated Notes	23.29%	4/19/2030	2/27/2014	13,000,000	9,158,701	8,828,849	2.2%
Madison Park Funding XIV, Ltd.	Subordinated Notes	15.82%	10/22/2030	8/6/2014	14,000,000	10,123,113	9,090,698	2.2%
Madison Park Funding XV, Ltd.(6)	Subordinated Notes	—%	1/27/2026	12/29/2014	4,000,000	2,817,050	1,708,121	0.4%
Mountain View CLO 2014-1 Ltd.(6)	Income Notes	—%	10/15/2026	9/25/2014	1,000,000	508,546	102,138	0.0%
Mountain View CLO IX Ltd.	Subordinated Notes	18.98%	7/15/2031	6/25/2015	8,815,500	5,194,426	5,397,566	1.3%
Octagon Investment Partners XIV, Ltd.	Income Notes	16.05%	7/16/2029	12/6/2017	6,150,000	3,945,470	3,223,463	0.8%
Octagon Investment Partners XV, Ltd.	Income Notes	20.95%	7/19/2030	5/28/2019	5,644,737	3,159,854	3,109,952	0.8%
Octagon Investment Partners XVII, Ltd.	Subordinated Notes	19.28%	1/27/2031	7/2/2018	16,153,000	8,837,103	8,374,471	2.1%
Octagon Investment Partners 18-R, Ltd.	Subordinated Notes	13.89%	4/16/2031	8/4/2015	4,568,944	2,644,043	2,149,820	0.5%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	17.82%	5/12/2031	5/13/2019	3,500,000	2,656,591	2,479,428	0.6%
Octagon Investment Partners XXI, Ltd.	Subordinated Notes	15.60%	2/14/2031	1/13/2016	13,822,188	7,888,517	6,683,762	1.7%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	17.66%	1/22/2030	11/25/2014	6,625,000	4,863,902	4,327,159	1.1%

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  15

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	23.50%	7/15/2027	2/8/2016	$12,000,000	$9,428,261	$9,418,234	2.3%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	17.54%	7/15/2030	11/2/2018	5,000,000	3,668,307	3,314,296	0.8%
Octagon Investment Partners 30, Ltd.	Subordinated Notes	14.64%	3/18/2030	11/20/2017	9,525,000	8,977,259	7,690,784	1.9%
Octagon Investment Partners 31, Ltd.	Subordinated Notes	34.25%	7/19/2030	12/27/2019	3,067,500	1,802,300	1,857,297	0.5%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	18.01%	1/20/2031	7/11/2018	2,850,000	2,553,520	2,392,312	0.6%
Octagon Investment Partners 36, Ltd.	Subordinated Notes	26.83%	4/15/2031	12/27/2019	10,400,960	8,381,746	8,443,518	2.1%
Octagon Loan Funding, Ltd.	Subordinated Notes	15.62%	11/18/2031	9/17/2014	3,240,000	2,244,532	1,925,751	0.5%
OZLM VI, Ltd.	Subordinated Notes	13.28%	4/17/2031	11/3/2016	15,688,991	11,174,961	9,200,757	2.3%
OZLM VII, Ltd.	Subordinated Notes	10.40%	7/17/2029	11/6/2015	2,654,467	1,558,533	1,280,594	0.3%
OZLM VIII, Ltd.	Subordinated Notes	7.49%	10/17/2029	9/9/2014	950,000	594,467	411,940	0.1%
OZLM IX, Ltd.	Subordinated Notes	13.38%	10/20/2031	2/27/2017	15,000,000	11,122,953	9,415,389	2.3%
OZLM XII, Ltd.	Subordinated Notes	6.29%	4/30/2027	1/20/2017	12,122,952	9,127,462	6,418,573	1.6%
OZLM XXII, Ltd.	Subordinated Notes	17.74%	1/17/2031	5/16/2017	27,343,000	16,377,980	15,742,872	3.9%
Romark WM-R Ltd.	Subordinated Notes	11.70%	4/21/2031	5/15/2014	490,713	402,510	276,429	0.1%
Sound Point CLO II, Ltd.	Subordinated Notes	18.45%	1/27/2031	5/20/2019	21,053,778	12,463,492	11,375,841	2.8%
Sound Point CLO VII-R, Ltd.	Subordinated Notes	25.72%	10/23/2031	8/2/2019	9,002,745	3,838,773	3,878,762	1.0%
Sound Point CLO XVII, Ltd.	Subordinated Notes	16.88%	10/20/2030	7/13/2018	15,000,000	14,144,421	12,757,156	3.2%
Sound Point CLO XVIII, Ltd.	Subordinated Notes	15.82%	1/20/2031	10/31/2018	6,250,000	6,249,784	5,590,641	1.4%
Symphony CLO XIV, Ltd.(6)	Subordinated Notes	—%	7/14/2026	5/29/2014	750,000	467,928	281,910	0.1%
Symphony CLO XVI, Ltd.	Subordinated Notes	13.47%	10/15/2031	7/15/2015	5,000,000	4,235,151	3,332,424	0.8%
THL Credit Wind River 2013-1 CLO, Ltd.	Subordinated Notes	11.00%	7/19/2030	11/3/2017	10,395,000	7,667,617	5,606,623	1.4%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	12.41%	10/18/2030	12/29/2017	3,250,000	1,966,006	1,613,139	0.4%
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	18.50%	7/18/2031	7/13/2018	11,800,000	7,538,902	7,144,070	1.8%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	17.38%	7/15/2030	3/13/2019	8,884,000	7,886,673	7,616,864	1.9%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	18.26%	1/20/2031	7/2/2019	13,000,000	11,599,644	11,206,707	2.8%
Venture XVIII CLO, Ltd.	Subordinated Notes	18.38%	10/15/2029	7/18/2018	4,750,000	3,236,073	3,100,843	0.8%
Venture 28A CLO, Ltd.	Subordinated Notes	16.91%	10/19/2029	7/18/2018	12,000,000	10,376,533	9,508,221	2.4%
Venture XXX CLO, Ltd.	Subordinated Notes	20.03%	1/15/2031	7/18/2018	5,100,000	4,509,051	4,425,153	1.1%
Venture XXXII CLO, Ltd.	Subordinated Notes	21.14%	7/18/2031	10/11/2018	7,929,328	7,502,331	7,414,707	1.8%
Venture XXXIV CLO, Ltd.	Subordinated Notes	21.54%	10/15/2031	8/1/2019	5,250,000	4,494,626	4,565,071	1.1%
Voya IM CLO 2013-1, Ltd.	Income Notes	13.30%	10/15/2030	6/14/2016	4,174,688	2,876,912	2,375,864	0.6%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	7.12%	10/17/2031	2/23/2015	4,000,000	2,323,699	1,509,364	0.4%
Voya IM CLO 2014-1, Ltd.	Subordinated Notes	10.62%	4/18/2031	3/13/2014	314,774	232,677	167,779	0.0%
Voya CLO 2014-3, Ltd.(6)	Subordinated Notes	—%	7/24/2026	4/15/2015	7,000,000	3,461,529	1,085,514	0.3%

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  16

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Voya CLO 2014-4, Ltd.	Subordinated Notes	10.61%	7/14/2031	11/25/2014	$1,000,000	$759,808	$558,390	0.1%
Voya CLO 2015-2, Ltd.	Subordinated Notes	22.01%	7/23/2027	7/23/2015	13,712,000	8,970,725	9,151,262	2.3%
Voya CLO 2016-1, Ltd.	Subordinated Notes	18.46%	1/21/2031	2/25/2016	7,750,000	6,920,404	6,692,638	1.7%
Voya CLO 2016-3, Ltd.	Subordinated Notes	13.62%	10/20/2031	10/27/2016	10,225,000	8,581,160	7,284,394	1.8%
Voya CLO 2017-3, Ltd.	Subordinated Notes	10.35%	7/19/2030	7/12/2017	5,750,000	6,500,395	5,156,786	1.3%
Voya CLO 2018-1, Ltd.	Subordinated Notes	15.01%	4/18/2031	4/6/2018	10,000,000	9,775,015	8,720,485	2.2%
West CLO 2014-1 Ltd.(6)	Subordinated Notes	—%	7/17/2026	7/24/2014	13,375,000	8,749,007	5,061,077	1.3%
Total Collateralized Loan Obligation - Equity Class						$528,676,612	$465,062,630	115.1%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	9.90% (LIBOR + 8.00%)	5/15/2031	3/8/2019	$7,500,000	$6,715,629	$7,229,731	1.8%
Carlyle CLO 17, Ltd.	Class E-R Notes	10.29% (LIBOR + 8.35%)	4/30/2031	3/7/2019	3,000,000	2,749,953	2,878,133	0.7%
Cent CLO 21 Limited	Class E-R2 Notes	10.59% (LIBOR + 8.65%)	7/27/2030	7/27/2018	109,122	102,869	105,752	0.0%
CIFC Funding 2014-IV, Ltd.	Class E Notes	10.00% (LIBOR + 8.00%)	10/17/2030	11/14/2019	9,000,000	7,245,596	7,465,009	1.8%
CIFC Funding 2014-V, Ltd.	Class F-R2 Notes	10.50% (LIBOR + 8.50%)	10/17/2031	9/27/2018	750,000	726,909	725,733	0.2%
CIFC Funding 2015-I, Ltd.	Class F-RR Notes	9.80% (LIBOR + 7.85%)	1/22/2031	11/4/2019	5,000,000	3,903,398	4,064,550	1.0%
CIFC Funding 2015-IV, Ltd.	Class E-R Notes	10.62% (LIBOR + 8.65%)	10/20/2027	1/22/2019	9,000,000	8,623,518	8,671,805	2.1%
CIFC Funding 2016-I, Ltd.	Class F-R Notes	12.97% (LIBOR + 11.00%)	10/21/2031	9/27/2019	3,750,000	3,559,827	3,662,632	0.9%
Galaxy XXI CLO, Ltd.	Class F-R Notes	9.22% (LIBOR + 7.25%)	4/21/2031	3/12/2019	6,000,000	4,825,963	5,512,889	1.4%
Galaxy XXVII CLO, Ltd.	Class F Junior Notes	9.96% (LIBOR + 8.06%)	5/16/2031	3/7/2019	1,500,000	1,321,120	1,445,950	0.4%
Galaxy XXVIII CLO, Ltd.	Class F Junior Notes	10.48% (LIBOR + 8.48%)	7/15/2031	7/16/2018	41,713	38,702	40,286	0.0%
HarbourView CLO VII-R, Ltd.	Class F Notes	10.27% (LIBOR + 8.27%)	7/18/2031	10/31/2018	6,000,000	5,767,764	5,748,448	1.4%
Madison Park Funding XIII, Ltd.	Class F-R Notes	9.92% (LIBOR + 7.95%)	4/19/2030	10/29/2019	2,000,000	1,641,336	1,868,934	0.5%
Mountain View CLO IX Ltd.	Class E Notes	10.02% (LIBOR + 8.02%)	7/15/2031	10/31/2018	3,625,000	3,475,545	3,421,414	0.8%
Octagon Investment Partners XVII, Ltd.	Class F-R2 Notes	9.14% (LIBOR + 7.20%)	1/24/2031	10/17/2019	5,362,500	4,054,495	4,993,719	1.2%
Octagon Investment Partners 18-R, Ltd.	Class E Notes	10.25% (LIBOR + 8.25%)	4/16/2031	10/17/2019	6,000,000	4,723,405	5,605,334	1.4%

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  17

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Octagon Investment Partners XXII, Ltd.	Class F-RR Notes	9.70% (LIBOR + 7.75%)	1/22/2030	11/27/2019	$5,500,000	$4,153,179	$4,478,730	1.1%
Octagon Investment Partners 39, Ltd.	Class F Notes	9.97% (LIBOR + 8.00%)	10/21/2030	11/4/2019	6,500,000	5,185,172	5,268,121	1.3%
OZLM VIII, Ltd.	Class E-RR Notes	10.17% (LIBOR + 8.17%)	10/17/2029	11/15/2018	8,400,000	8,134,324	7,953,371	2.0%
Sound Point CLO IV-R, Ltd.	Class F Notes	10.10% (LIBOR + 8.10%)	4/18/2031	3/20/2019	3,500,000	3,165,037	3,305,203	0.8%
Venture XIX CLO, Ltd.	Class F-RR Notes	10.50% (LIBOR + 8.50%)	1/15/2032	12/11/2018	7,900,000	7,643,876	7,592,255	1.9%
Venture XXXIII CLO, Ltd.	Class F Notes	10.00% (LIBOR + 8.00%)	7/15/2031	12/5/2019	2,500,000	1,819,518	2,014,318	0.5%
Voya IM CLO 2012-4, Ltd.	Class E-R-R Notes	12.74% (LIBOR + 10.85%)	10/15/2030	11/5/2019	3,320,000	3,120,153	3,117,952	0.8%
Voya IM CLO 2014-1, Ltd.	Class E-R2 Notes	10.32% (LIBOR + 8.35%)	4/18/2031	4/15/2019	3,000,000	2,727,680	2,878,151	0.7%
Total Collateralized Loan Obligation - Debt Class						$95,424,968	$100,048,420	24.8%

Total Portfolio Investments						$624,101,580	$565,111,050	139.9%
Other liabilities in excess of assets							(161,077,822)	(39.9)%
Net Assets							$404,033,228	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of December 31, 2019, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 1.91% at December 31, 2019. The current base rate for each investment may be different from the reference rate on December 31, 2019.

(5) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors.
(6) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired CLO’s cost basis is fully recovered, any future distributions will be recorded as realized gains.

See accompanying notes to financial statements.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  18

Table of Contents

Notes to Financial Statements (unaudited)
December 31, 2019

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors approved an 18-month extension to the offering period for the sale of shares through November 9, 2017. Subsequently, on May 30, 2017, our Board of Directors approved a continuation of this offering for an additional two years, extending the offering period for the sale of shares through November 2, 2019. On November 25, 2019, our Board of Directors approved an additional 18-month continuous public offering period until the earlier of (i) July 23, 2021, or (ii) the date upon which 150,000,000 common shares have been sold in the course of the offering of the Company's common shares, unless further extended by our Board of Directors.

On December 21, 2018 the Company’s Board of Directors approved a definitive agreement (the “Merger Agreement”) pursuant to which the Company agreed, subject to the satisfaction of certain closing conditions, to acquire Stira Alcentra Global Credit Fund, a Delaware statutory trust (“Stira Alcentra”), in a common stock transaction (the “Stira Alcentra Acquisition”). In connection with the Merger, the Company also entered into a consulting agreement (the “Consulting Agreement”), with Stira Capital Markets Group, LLC (“SCMG”), the dealer-manager of Stira Alcentra. The transaction was treated as an asset acquisition in accordance with ASC 805, Business Combinations. The transaction was completed on May 10, 2019. See Note 11 for further discussion.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form N-CSRS, ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

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PRIORITY INCOME FUND, INC.                                  19

Cash
Cash are funds deposited with financial institutions.

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issue its report.

3.
The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.

4.
The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

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PRIORITY INCOME FUND, INC.                                  20

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.

Revenue Recognition
Interest income from investments in the “equity” positions of CLOs (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically. Interest income from investments in the “debt” positions of CLOs, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Preferred Stock
The Company carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable Preferred Stock” for further details. In accordance with ASC 480-10-25, the Company's mandatorily redeemable preferred stock has been classified as a liability on the Statement of Assets and Liabilities. Dividend payments relating to the mandatorily redeemable preferred stock are included in preferred dividend payable on the Statement of Assets and Liabilities and preferred dividend expense on the Statement of Operations.

Asset Coverage Requirement
As a registered closed-end investment company, the Company is required to comply with the asset coverage requirements of the 1940 Act. Under the 1940 Act, the Company may not issue additional preferred stock if immediately after such issuance the Company will not have an asset coverage of at least 200% (defined as the ratio of the Company’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of the Company’s outstanding preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our preferred stockholders. Further, the Company may be restricted from making distributions to holders of the Company’s common stock if the Company does not have asset coverage of at least 200%. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

Common Stock Offering Costs
Common stock offering costs are capitalized to deferred common stock offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Common stock offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to Adviser
Amounts due to our Adviser consist of expense support repayments, base management fees, incentive fees, routine non-compensation overhead, and operating expenses and offering expenses paid on behalf of the Company. All balances due to the Adviser are settled quarterly.

Dividends and Distributions
Dividends and distributions to common stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to common stockholders; therefore, the

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PRIORITY INCOME FUND, INC.                                  21

Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of December 31, 2019, the cost basis of investments for tax purposes was $557,500,618 resulting in estimated gross unrealized appreciation and depreciation of $38,937,435 and $31,327,003, respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its calendar year ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any income recognized but not distributed in the preceding years and on which the Company paid no corporate-level tax, the Company will generally be required to pay an excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of and for the calendar year ended December 31, 2018, we determined that the Company met the distribution requirements and therefore was not required to pay excise tax. Additionally, as of December 31, 2019, we do not expect to have any excise tax due for 2019 calendar year. Thus, we have not accrued any excise tax for this period.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to common stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable common stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its common stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of December 31, 2019 and for the six months ended, the Company did not have a liability for any unrecognized tax benefits. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2019, and has concluded that as of December 31, 2019, no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2019 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncement
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value

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PRIORITY INCOME FUND, INC.                                  22

measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our financial statements.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for the six months ended December 31, 2019 were $66,541,517. During the six months ended December 31, 2019, the Company recorded OTTI on five investments, resulting in realized losses of $919,300. The Company received $14 from a liquidating payment on an investment that was written-off for tax purposes, which resulted in a realized gain.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$465,062,630	$465,062,630
Collateralized Loan Obligations - Debt Class	—	—	100,048,420	100,048,420
	$—	$—	$565,111,050	$565,111,050

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Fair value at June 30, 2019	$466,812,424	$55,015,307	$521,827,731
Net realized loss on investments	(919,286)	—	(919,286)
Net change in unrealized appreciation/depreciation on investments	(19,742,748)	2,582,482	(17,160,266)
Purchases of investments	24,036,979	42,504,538	66,541,517
Distributions received from investments	(1,630,451)	—	(1,630,451)
Proceeds from sales of investments	—	—	—
Amortization of purchase discount, net	(3,494,288)	(53,907)	(3,548,195)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Fair value at December 31, 2019	$465,062,630	$100,048,420	$565,111,050

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the period	$(20,559,259)	$2,582,482	$(17,976,777)

(1) Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred. There were no transfers in or out of Level 3 during the six months ended December 31, 2019.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2019:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
Collateral Loan Obligations - Equity Class	$465,062,630	Discounted Cash Flow	Discount Rate	1.55% - 55.32%	20.51%
Collateral Loan Obligations - Debt Class	100,048,420	Discounted Cash Flow	Discount Rate	10.35% - 13.70%	11.74%
Total Level 3 Investments	$565,111,050
(1) Excludes investments that have been called for redemption.                                        (2) Represents the implied discount rate based on our internally generated single-path cash flows that are derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

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PRIORITY INCOME FUND, INC.                                  23

In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight

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PRIORITY INCOME FUND, INC.                                  24

repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). In April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rate Committee, announced the replacement of LIBOR with a new index, calculated by short term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or the “SOFR.” On July 12, 2019, the Staff from the SEC’s Division of Corporate Finance, Division of Investment Management, Division of Trading and Markets, and Office of the Chief Accountant recently issued a statement about the potentially significant effects on financial markets and market participants when LIBOR is discontinued in 2021 and no longer available as a reference benchmark rate. The Staff encouraged all market participants to identify contracts that reference LIBOR and begin transitions to alternative rates.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate on the applicable measurement date. Recently, the CLOs we have invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

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PRIORITY INCOME FUND, INC.                                  25

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 4. Capital
The Company offers its shares of common stock with varying up-front sales loads and has elected to designate each level of sales load as a “class” solely as a means of identifying those differing sales loads and the different channels through which shares are sold. Shares available to the general public are charged selling commissions and dealer manager fees and are referred to as “Class R Shares”. Shares available to accounts managed by registered investment advisers are charged dealer manager fees but no selling commissions and are referred to as “Class RIA Shares”. Shares available for purchase through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers are charged no selling commissions or dealer manager fees and are referred to as “Class I Shares.” Although the Company uses “Class” designations to indicate its differing sales load structures, the Company does not operate as a multi-class fund.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 40,000,000 of which are classified as Term Preferred Stock, par value $0.01 per share, or “Term Preferred Stock”, and 160,000,000 of which are classified as common stock. All shares of common stock have identical voting and distributions rights, and bear their own pro rata portion of the Company’s expenses and have the same net asset value.

Transactions in shares of common stock were as follows during the six months ended December 31, 2019 and the year ended June 30, 2019:

	Total
	Shares	Amount
Six Months Ended December 31, 2019:
Shares sold	1,284,890	$19,478,720
Shares issued from reinvestment of distributions	948,196	12,380,706
Repurchase of common shares	(712,334)	(9,181,550)
Net increase from capital transactions	1,520,752	$22,677,876

Year Ended June 30, 2019:
Shares sold	3,377,378	$51,119,673
Shares acquired from merger	2,552,237	34,965,647
Shares issued from reinvestment of distributions	1,346,899	17,922,234
Repurchase of common shares	(1,284,109)	(17,086,002)
Net increase from capital transactions	5,992,405	$86,921,552

At December 31, 2019, the Company has 32,211,774 shares of common stock issued and outstanding.

At June 30, 2019, the Company has 30,691,022 shares of common stock issued and outstanding.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  26

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition to the limit above, the Company further limits the shares it offers to repurchase to the number of shares it can repurchase with the cash that it retains as a result of issuing shares through the Company’s distribution reinvestment plan to those shareholders who have elected to receive their distributions in the form of additional shares rather than in cash. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

Quarter	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For the Six Months Ended December 31, 2019
June 30, 2019	July 30, 2019	341,357	39.93%	$13.03	$4,447,835
September 30, 2019	October 25, 2019	370,977	33.90%	12.76	4,733,715
Total for the six months ended December 31, 2019		712,334			$9,181,550

For the Year Ended June 30, 2019
June 30, 2018	July 27, 2018	306,581	62.16%	$13.50	$4,138,842
September 30, 2018	November 1, 2018	322,429	53.07%	13.24	4,268,965
December 31, 2018	January 25, 2019	323,492	73.11%	13.07	4,228,024
March 31, 2019	April 29, 2019	331,607	69.19%	13.42	4,450,171
Total for the year ended June 30, 2019		1,284,109			$17,086,002

On December 13, 2019, the Company made an offer to purchase up to $5,076,891 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on December 19, 2019 and expired at 4:00 PM, Eastern Time, on January 21, 2020, and a total of 942,901 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the offer, the Company purchased 404,532 shares of which 2,189 Shares were first purchased from beneficial holders of less than 100 shares and the remainder were purchased on a pro rata basis from the requests for repurchase received by the Company that were validly tendered and not withdrawn at a price equal to $12.55 per share for an aggregate purchase price of approximately $5,076,891. The purchase price per share was equal to the net asset value per Share as of January 17, 2020.

For tenders commencing on or after June 1, 2020, we intend to expand the number of shares to be repurchased in any calendar quarter to up to 2.5% of the number of shares outstanding at the close of business on the last day of the prior fiscal year.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  27

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the six months ended December 31, 2019, expenses incurred by the Company and the payable remaining at December 31, 2019 in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$5,547,575	$2,818,318
Incentive fee(1)	6,265,268	3,113,903
Routine non-compensation overhead expenses(2)	(3,452)	(14,552)

(1) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

Expense Support and Conditional Reimbursement Agreement
We entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our common stockholders for which a record date had occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there were no dividends or other distributions to our common stockholders for which a record date occurred in any given quarter, then the Expense Support Reimbursement for such quarter was equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. Any payments required to be made by our Adviser under the Expense Support Agreement for any quarter was paid by our Adviser to us in any combination of cash or other immediately available funds, and/or was offset against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we closed our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Reimbursement Date”). We have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to common stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Repayment Date”), we shall pay such Excess Operating Funds (“Expense Support Repayment”), or a portion thereof, to the extent that we have cash available for such payment, to our Adviser until such time as all Expense Support Reimbursements made by our Adviser to us have been reimbursed; provided that (i) the operating expense ratio as of such Repayment Date is equal to or less than the operating expense ratio as of the Reimbursement Date attributable to such specified Expense

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  28

Support Reimbursement; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Repayment Date is equal to or greater than the annualized distribution rate as of the Reimbursement Date attributable to such specified Expense Support Reimbursement; and (iii) such specified Reimbursement Date is not earlier than three years prior to the Repayment Date.

On March 29, 2016, we amended and restated the Expense Support Agreement to revise the definition of Available Operating Funds. Available Operating Funds is now defined as the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Support Reimbursements made under the prior version of the Expense Support Agreement, we calculated Available Operating Funds for the purpose of determining whether we were obligated to make repayments to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment. Realized losses only included the amount in excess of the largest previously recorded unrealized loss for the same investment.

On May 24, 2018, the Board voted in favor of terminating the Third Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated as of March 30, 2016 (the "ESA"), between the Company and the Adviser, effective as of July 1, 2018. The Company will continue to be obligated to repay any Expense Support Reimbursements made by the Adviser to the Company that have not yet been repaid.

The purpose of the Expense Support Agreement was to minimize such distributions from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we raised sufficient capital to be able to absorb such expenses. However, such distributions may still have been characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Reimbursements Made by Adviser	Expense Support Repayments to Adviser	Expense Support Reimbursements Outstanding	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
March 31, 2017	—	—	—	0.39%	7.00%	March 31, 2020
June 30, 2017	—	—	—	0.29%	7.00%	June 30, 2020
September 30, 2017	—	—	—	0.35%	7.12%	September 30, 2020
December 31, 2017	—	—	—	0.33%	7.12%	December 31, 2020
March 31, 2018	1,206,778	(675,148)	531,630	0.34%	7.43%	March 31, 2021
June 30, 2018	—	—	—	0.29%	7.43%	June 30, 2021
September 30, 2018	—	—	—	0.31%	8.00%	September 30, 2021
December 31, 2018	—	—	—	0.42%	7.79%	December 31, 2021
March 31, 2019	—	—	—	0.44%	8.00%	March 31, 2022
June 30, 2019	—	—	—	0.47%	8.00%	June 30, 2022
September 30, 2019	—	—	—	0.58%	8.00%	September 30, 2022
December 31, 2019	—	—	—	0.54%	8.00%	December 31, 2022
Total	$1,206,778	$(675,148)	$531,630

(1)Operating expense ratio is as of the date the Expense Support Reimbursement obligation was incurred by the Adviser and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to common stockholders based on the amount of the regular distributions paid immediately prior to the date the Expense Support Reimbursement obligation was incurred by the Adviser. Annualized distribution rate does not include bonus dividends paid to common stockholders.

There were no Expense Support Repayment obligations payable to the Adviser as of the quarter ended December 31, 2019.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  29

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance, legal services and offerings of the Company’s debt, common stock and other securites. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. During the six months ended December 31, 2019, $1,689,330 in administrator costs were incurred by the Company, $885,874 of which is included on the Statement of Assets and Liabilities as a payable under Due to Administrator.

Commissions and fees on shares of common stock sold
During the six months ended December 31, 2019, Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of Stratera Holdings, acted as dealer manager for the offering and managed a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company had agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each share of common stock designated as “Class R” for which a sale is completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company had agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each share of common stock designated as “Class R” or “Class RIA” for which a sale was completed. The Dealer Manager was expected to re-allow the full amount of selling commissions to participating broker-dealers and was permitted to re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

During the six months ended December 31, 2019, the total sales load incurred through the offering of our common stock was $1,522,593, which includes $1,140,359 of selling commissions and $382,234 of dealer manager fees. These fees are charged against additional paid-in capital in the Statements of Changes in Net Assets.

On December 5, 2019, we announced that Preferred Capital Securities, LLC (“PCS”), a broker dealer and wholesale distributor, would become the dealer manager for an 18-month follow-on common stock offering upon the effectiveness of our common share registration statement. See "Note 14. Subsequent Events" for more information.

Investor Services Agreement
The Company had an investor services agreement (the “Investor Services Agreement”) under which the Company reimbursed Destra Investor Services, LLC (“Destra”) for providing investor relations support and related back-office services with respect to the Company’s investors. For the six months ended December 31, 2019, the total investor services expense was $133,783 which is presented as part of Adviser shared services expense in the Statement of Operations. The Investor Services Agreement with Destra terminated on November 3, 2019.

Common Stock Offering Costs
The Adviser, on behalf of the Company, paid or incurred common stock offering costs totaling $428,356 for the six months ended December 31, 2019. As of December 31, 2019, $386,747 remains as a deferred asset on the Statement of Assets and Liabilities, while $189,653 has been amortized to expense in the Statement of Operations during the six months ended December 31, 2019 .

Common stock offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  30

At December 31, 2019, the total due to the Adviser for organization and common stock offering costs and operating expenses paid on behalf of the Company was $125,708, which is included within Due to Adviser on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year or Period Ended	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
June 30, 2018	419,077	24,239	443,316
June 30, 2019	107,639	25,333	132,972
December 31, 2019	428,356	—	428,356
Total reimbursements made	(5,197,290)	(3,905,271)	(9,102,561)
	$125,708	$—	$125,708

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and common stock offering costs that it has funded, until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On January 13, 2020, the parent company of the Adviser received an exemptive order from the SEC (the “Order”), which superseded a prior co-investment exemptive order granted on February 10, 2014, granting the parent company the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and TP Flexible Income Fund, Inc. (“FLEX”), where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.

Under the terms of the order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed or owned by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed or owned by the Adviser or its affiliates has previously invested.

Allocation of Expenses
For CLO investments held by each of the Company, PSEC and FLEX, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC and FLEX their proportional share of such expense based on the number of positions held by each entity. During the six months ended December 31, 2019, the Company incurred $144,998 in expenses related to valuation services that are attributable to PSEC and FLEX, of which $211,284 is still owed to the Company. Additionally, PSEC incurred $10,446 of expense on behalf of the Company related to financial reporting software and insurance, of which $29,023 is due and payable as of December 31, 2019, which includes $22,155 of expenses from the prior year.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the six months ended December 31, 2019, $75,000 was paid to the independent directors of the Company, which is included within the Statement of Operations. The officers do not receive any direct compensation from the Company.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  31

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The following tables reflect the distributions per common share that the Company declared and paid or are payable to its common stockholders during the six months ended December 31, 2019. Common stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 5, 12, 19 and 26, 2019	July 29, 2019	$0.09320	$2,884,317
August 2, 9, 16, 23 and 30, 2019	September 3, 2019	0.11650	3,612,478
September 6, 13, 20 and 27, 2019(b)	September 30, 2019	0.16447	5,166,839
October 4, 11, 18 and 25, 2019	October 29, 2019	0.09320	2,961,130
November 1, 8, 15, 22 and 29, 2019	December 2, 2019	0.11650	3,714,035
December 6, 13, 20 and 27, 2019(b)	December 30, 2019	0.16447	5,268,345
Total declared and distributed for the six months ended December 31, 2019			$23,607,144

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Dividends and distributions to common stockholders are recorded on the record date. The table above includes distributions with record dates during the six months ended December 31, 2019 and does not include distributions previously declared to common stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to December 31, 2019 for the common shares:

Record Date	Payment Date	Total Amount per Share(a)
January 3, 10, 17, 24 and 31, 2020	February 3, 2020	$0.11650
February 7, 14, 21 and 28, 2019	March 2, 2020	$0.09320

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to common stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, and non-capital gains proceeds from the sale of assets. Any capital returned to common stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to common stockholders have been funded through Expense Support Reimbursements that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s dividends to common stockholders was paid from offering proceeds. Any such dividends funded through Expense Support Reimbursements were not based on the Company’s investment performance. The repayment of these Expense Support Reimbursements owed to the Adviser will reduce the future distributions to which common stockholders would otherwise be entitled. As of December 31, 2019, there were no Expense Support Repayment obligations payable to the Adviser. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which common stockholders may elect to have the full amount of distributions reinvested in additional shares. Common stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan. During any period when we are not making a “best-efforts” offering of our shares, the number of shares to be issued to a common stockholder in connection with a distribution

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  32

reinvestment shall be determined by dividing the total dollar amount of the distribution payable to the common stockholder by the net asset value per common share of the Company, as determined pursuant to procedures adopted by our Board of Directors.

The Company issued 948,196 and 1,346,899 shares of its common stock in connection with the distribution reinvestment plan for the six months ended December 31, 2019 and year ended June 30, 2019, respectively.

Note 7. Mandatorily Redeemable Preferred Stock
The Company has authorized 40,000,000 shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 6,307,190 shares issued and outstanding at December 31, 2019.

The Company completed underwritten public offerings of its 6.375% Series A Term Preferred Stock Due 2025 (the “Series A Term Preferred Stock”), 6.25% Series B Term Preferred Stock Due 2023 (the “Series B Term Preferred Stock”), 6.625% Series C Term Preferred Stock Due 2024 (the “Series C Term Preferred Stock”) and 6.375% Series E Term Preferred Stock Due 2024 (the “Series E Term Preferred Stock”, and, together with the other term preferred stock, the “Term Preferred Stock”). The Company is required to redeem all of the outstanding Term Preferred Stock on their respective term redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Company cannot effect any amendment, alteration, or repeal of the Company’s obligation to redeem all of the Term Preferred Stock without the prior unanimous vote or consent of the holders of such Term Preferred Stock. At any time on or after the applicable optional redemption date, at the Company’s sole option, the Company may redeem the Term Preferred Stock at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Preferred Stock. The Company, with the authorization by the Board, may repurchase any of the Term Preferred Stock from time to time in the open market after the applicable optional redemption date and effectively extinguish the preferred stock.

The following table summarizes the Company’s Term Preferred Stock activity for the six months ended December 31, 2019:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024	Total Term Preferred Stock
Shares outstanding at June 30, 2019	1,500,183	1,000,000	1,610,000	1,045,267	—	5,155,450
Shares issued	—	—	—	51,740	1,100,000	1,151,740
Shares redeemed	—	—	—	—	—	—
Shares outstanding at December 31, 2019	1,500,183	1,000,000	1,610,000	1,097,007	1,100,000	6,307,190

The following table summarizes the Company’s Term Preferred Stock balances as of December 31, 2019:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024	Total Term Preferred Stock
Principal value	$37,504,575	$25,000,000	$40,250,000	$27,425,175	$27,500,000	$157,679,750
Unamortized deferred offering cost	(300,714)	(244,701)	(218,974)	(329,637)	(319,281)	(1,413,307)
Unamortized discount	(983,816)	(623,206)	(1,080,574)	(816,515)	(818,115)	(4,322,226)
Carrying value	$36,220,045	$24,132,093	$38,950,452	$26,279,023	$26,362,604	$151,944,217

Fair value(1)	$37,114,527	$24,860,000	$40,378,800	$28,236,960	$27,005,000	$157,595,287
Fair value per share(1)	$24.74	$24.86	$25.08	$25.74	$24.55
(1)Represents the December 31, 2019 closing market price per share of each respective series of Term Preferred Stock on the New York Stock Exchange (“NYSE”).

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  33

The following sets forth the terms of the Company’s Term Preferred Stock offerings:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024
Initial offering price	$25.00	$25.00	$25.00	$25.00	$25.00
Term redemption date	June 30, 2025	December 31, 2023	June 30, 2024	June 30, 2029	December 31, 2024
Term redemption price per share	$25.00	$25.00	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2021	October 23, 2020	February 22, 2021	March 31, 2022	October 7, 2021
Fixed dividend rate	6.375%	6.25%	6.625%	7.00%	6.375%

Dividends payable on the Company’s Term Preferred Stock was $4,864 at December 31, 2019. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Company’s Term Preferred Stock. As of December 31, 2019, the Company had a deferred debt issuance cost balance of $1,413,307 related to the issuance of the Term Preferred Stock. Aggregate net discount on the Term Preferred Stock at the time of issuance totaled $4,935,275. As of December 31, 2019 the Company had an unamortized discount balance of $4,322,226. These amounts are amortized and are included in Preferred dividend expense in the Statement of Operations over the term of the respective shares.

The following table summarizes the components of preferred dividend expense, effective dividend rates and cash paid on the Term Preferred Stock for the six months ended December 31, 2019:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024	Total Term Preferred Stock
Fixed dividend expense(1)	$1,195,470	$776,931	$1,325,868	$959,128	$413,933	$4,671,330
Amortization of deferred offering costs	21,990	27,240	21,443	11,576	11,498	93,747
Amortization of discount	72,927	70,008	106,634	29,562	41,260	320,391
Total preferred dividend expense	$1,290,387	$874,179	$1,453,945	$1,000,266	$466,691	$5,085,468
Effective dividend rate(2)	7.133%	7.257%	7.476%	7.622%	7.464%	7.381%
Cash paid for dividend	$1,195,466	$781,260	$1,333,273	$959,881	$409,068	$4,678,948
(1)Fixed dividend expense is composed of distributions declared and paid of $4,671,330 for the six months ended December 31, 2019.
(2)Represents the effective rate for each respective series of Term Preferred Stock as of December 31, 2019.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  34

Note 8. Income Taxes
The information presented in this footnote is based on our most recent tax year ended June 30, 2019.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to common shareholders during the year ended June 30, 2019 was as follows:

Year ended June 30, 2019
Ordinary income	$26,976,765
Return of capital	12,690,785
Capital gain	385,913
Total dividends declared and paid to common shareholders	$40,053,463

As of August 28, 2019 when our prior N-CSR was filed for the year ended June 30, 2019, we estimated our distributions out of ordinary income to be $28,489,206, capital gain to be $270,391 and return of capital to be $11,293,866. Subsequent to our filing date, we obtained more information from our underlying investments as to the character of the distributions received which resulted in changes to our N-CSR filing. As a result of the change, total distributable earnings changed from $281,621 to $1,678,541.

The expected tax character of distributions declared and paid to preferred shareholders during the years ended June 30, 2019 and 2018 were as follows:

Year ended June 30, 2019
Ordinary income	$4,424,220
Capital gain	66,985
Total dividends declared and paid to preferred shareholders	$4,491,205

When our prior N-CSR was filed for the year ended June 30, 2019, we estimated our distributions out of ordinary income to be $4,491,205.
While the tax character of distributions paid to common and preferred shareholders for the year ended June 30, 2019 are expected to be characterized as ordinary income, capital gain and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax return for the tax year ended June 30, 2019.

As of June 30, 2019, the estimated components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	$(17,425,900)
Temporary Differences	$2,156,880
Net Unrealized Gain on Investments	$16,947,561

As a result of the changes in the character of the distributions for the year ended June 30, 2019, the components of accumulated earnings on a tax basis were adjusted from our prior N-CSR filing. Per the prior N-CSR filing, overdistributed ordinary income, temporary differences and net unrealized gain on investments were $(18,775,456), $1,958,794 and $17,098,287, respectively.
In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2019, we increased total distributable earnings by $1,275,429 and decreased paid-in capital in excess of par by $1,275,429.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  35

Note 9. Concentration and Credit Risks
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

Note 10. Commitments and Contingencies
The Company has a conditional obligation to repay the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to common stockholders to the extent that the Company has cash available for such repayment. The Company will only make Expense Support Repayments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding Expense Support Reimbursement was incurred and if the annualized rate of the Company’s regular cash distributions to common stockholders is equal to or greater than the annualized rate of its regular cash distributions to common stockholders at the time the corresponding Expense Support Reimbursement was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding Expense Support Reimbursement was incurred. The Company is unable to estimate the amount that would be repaid to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Support Reimbursements from the Adviser. As of December 31, 2019, the amount of expense support that is conditionally repayable by the Company to its Adviser is $531,630.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 11. Merger Transaction
During the year ended June 30, 2019, the company took part in the Stira Alcentra Acquisition. In reaching its decision to approve the Merger Agreement, the Board consulted with the Company’s management, as well as its financial and legal advisors, and considered a number of factors, including:

•	greater scale and economies of scale;

•	a broader and compatible stockholder base;

•	the review and analysis of each of the Company’s and Stira Alcentra’s business, financial condition, earnings, risks and prospects, and that expected of the combined entity;

•	the historical NAV per share of the common stock of the Company and Stira Alcentra;

•
the values and prospects of the portfolio company investments held by the Company and Stira Alcentra and Stira Alcentra’s valuation policy in relation to the values of Stira Alcentra’s portfolio company investments assigned by Stira Alcentra’s board of directors;

•	the comparison of historical financial measures for the Company and Stira Alcentra, including earnings, return on capital and cash flow, and comparison of historical operational measures; and

•	the current industry, economic and market conditions and how such conditions are expected to impact the Company’s and Stira Alcentra’s ability to conduct their operations

An important element in the Board’s evaluation of the Merger was the ability to receive the transition-related services following the Merger from SCMG pursuant to the Consulting Agreement, which the Board believed could substantially enhance the likelihood of successful integration of Stira Alcentra into the Company following the Merger and may also provide other benefits to the Company. The Board carefully evaluated the benefits of the services under the Consulting Agreement versus the incremental cost of obtaining those services, including without limitation considering whether the Company could instead obtain those services under its then-existing Investor Services Agreement with Destra. However, due to SCMG’s particular knowledge of the Stira Alcentra shareholder base resulting from it having served as dealer-manager to Stira Alcentra since its inception, the Board determined that SCMG is uniquely situated to provide those services to the Company. The Board concluded that, overall, the positive aspects of the proposed Merger to the Company and its stockholders substantially outweigh the risks related to the proposed Merger, and, therefore, unanimously approved the Merger Agreement, the Merger and the transactions contemplated thereby, including the Consulting Agreement.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  36

Pursuant to the Consulting Agreement, SCMG will utilize its knowledge of Stira Alcentra to provide consulting services to the Company relating to the post-Merger integration of Stira Alcentra into the Company, including: (1) with respect to Stira Alcentra’s operations, financial performance and financial statements, (2) responding to questions from former Stira Alcentra shareholders, (3) interacting with the independent broker-dealer systems through which Stira Alcentra’s shares were sold prior to the Merger, (4) integration of Stira Alcentra’s shareholder accounts into the Company’s shareholder account system, and (5) certain other services specified in the Consulting Agreement. The Consulting Agreement has an initial term of eighteen (18) months after closing of the Merger and may be extended upon agreement of the parties. In exchange for providing the services under the Consulting Agreement, SCMG will receive consulting fees of $85,000 per month from the Company during the term of the Consulting Agreement. For the six months ended December 31, 2019, the total consulting fees were $510,000 which is presented as part of General and administrative expense in the Statement of Operations.

In accordance with the terms of the Merger Agreement, Stira Alcentra was merged with and into the Company, with the Company being the surviving entity of the Merger. The separate corporate existence of Stira Alcentra ceased upon completion of the Merger and 2,552,237 shares of the Company’s common stock were issued in connection with the Stira Alcentra Acquisition on May 10, 2019. The exchange ratio at which common shares of Stira Alcentra were converted to common shares of the Company was based on the applicable class of Stira Alcentra shares and the Company’s most recent estimated net asset value per share of $13.70. Fractional shares were rounded up to the next greater number of whole the Company’s shares. For the year ended June 30, 2019, net proceeds from the merger were $34,965,647.

Note 12. Revolving Credit Facility
On December 16, 2019, we entered into a secured revolving credit facility (the “Facility”). The aggregate commitment of the Facility is $25 million and is collateralized by our CLO investments. The Facility matures on December 16, 2021 and generally bears interest at a rate of three-month LIBOR plus 3%. There is also an undrawn fee between 0.50% and 1.50%.

The agreement governing our Facility requires us to comply with certain financial and operational covenants. These covenants include restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets and a minimum total net asset level that we are required to maintain. As of December 31, 2019, we were in compliance with these covenants. As of December 31, 2019, we had $5,000,000 outstanding on our Credit Facility. As of December 31, 2019, the investments used as collateral for the Credit Facility had an aggregate fair value of $565,111,050, which represents 100% of our total investments. As permitted by ASC 825-10-25, we have not elected to value our Facility which is categorized as Level 2 under ASC 820 as of December 31, 2019.

In connection with the origination of the Facility, we incurred $261,004 of fees, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of December 31, 2019, $255,648 remains to be amortized and is reflected as deferred financing on the Consolidated Statements of Assets and Liabilities.

During the six months ended December 31, 2019, we recorded $24,432 of interest costs and amortization of financing costs on the Facility as interest expense.

Note 13. Financial Highlights
The following is a schedule of financial highlights for each of the five years ended June 30 and the six months ended December 31, 2019. Although the Company has designated its differing up-front sale loads as different “share classes”, the Company does not operate as a multi-class fund and each share of the Company has the same net asset value, as well as identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  37

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Per share data:
Net asset value, beginning of year/period	$13.02	$13.47	$14.43	$14.24	$13.39	$9.60
Net investment income(a)(g)	0.79	1.61	1.60	1.76	2.03	1.64
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments(a)	(0.57)	(0.71)	(1.19)	(0.22)	0.27	0.58
Net increase in net assets resulting from operations	0.22	0.90	0.41	1.54	2.30	2.22
Distributions to common stockholders(f)
Dividends from net investment income(a)	(0.70)	(1.00)	(0.83)	(1.30)	(1.50)	(1.50)
Capital gain(a)	—	(0.01)	(0.03)	—	—	—
Return of capital(a)	(0.05)	(0.47)	(0.64)	(0.21)	—	—
Total distributions(b)	(0.75)	(1.48)	(1.50)	(1.51)	(1.50)	(1.50)
Offering costs(a)	—	—	—	—	(0.02)	(0.27)
Other(c)	0.05	0.13	0.13	0.16	0.07	3.34
Net asset value, end of year/period	$12.54	$13.02	$13.47	$14.43	$14.24	$13.39

Total return, based on NAV(d)	1.98%	8.06%	3.94%	12.82%	19.13%	56.24%
Supplemental Data:
Net assets, end of year/period	$404,033,228	$399,704,924	$332,681,912	$285,033,346	$182,280,330	$69,237,648
Ratio to average net assets:
Total expenses excluding expense support (reimbursements)/repayments(g)(h)	10.71%	8.46%	6.41%	6.91%	7.11%	9.76%
Expenses after expense support (reimbursements)/repayments, net(e)(g)(h)	10.71%	8.46%	6.25%	7.52%	3.49%	—%
Net investment income(g)(h)	12.29%	11.90%	11.46%	12.22%	14.94%	13.04%

Portfolio turnover	0.39%	0%	1%	1%	1%	1%

(a) Calculated based on weighted average shares outstanding during the year or period.
(b) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any shares. Total return based on market value is not presented since the Company’s shares are not publicly traded. For periods less than one year, total return is not annualized.

(e) For the years ended June 30, 2018, 2017, 2016, and 2015 there were Expense Support Repayments (Reimbursements), net of ($675,148), $1,441,093, ($4,630,655) and ($1,593,549), respectively. There were no Expense Support Repayments (Reimbursements) for the year ended June 30, 2019 or for the six months ended December 31, 2019.

(f) The amounts reflected for the year ended June 30, 2019 were updated based on tax information received subsequent to the N-CSR filing.
(g) Net investment income per share data and ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 7. Mandatorily Redeemable Preferred Shares). The expense ratios also reflect expenses incurred on assets attributable to preferred shares. Preferred shares are only outstanding for periods after June 27, 2018 and the ratio of preferred dividend expense to average net assets applicable to the common shares for the years ended June 30, 2019 and 2018 are 1.34% and 0.00%, respectively. The ratio of preferred dividend expense to average net assets applicable to the common shares for the six months ended December 31, 2019 is 1.26%.

(h) Annualized for the six months ended December 31, 2019.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  38

Manditorily Redeemable Preferred Shares as of June 30, 2019(a)(b)
Term Preferred Stock	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(c)
Series A Term Preferred Stock Due 2025	$37,504,575	$349	$25.00	$24.79
Series B Term Preferred Stock Due 2023	$25,000,000	$524	$25.00	$24.72
Series C Term Preferred Stock Due 2024	$40,250,000	$325	$25.00	$25.02
Series D Term Preferred Stock Due 2029	$26,131,675	$501	$25.00	$25.24
Total Term Preferred Stock	$128,886,250	$102

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of the Company’s total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)Does not include the issuance by the Company of (i) an additional $1,293,500 aggregate amount of Series D Term Preferred Stock, which was issued on July 3, 2019 and (ii) $27,500,000 aggregate amount of Series E Term Preferred Stock, which was issued on October 7, 2019 and October 22, 2019. Also excluded are amounts borrowed under the Facility.

(c)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2018 to June 30, 2019.

Note 14. Subsequent Events

During the period from January 1, 2020 through February 27, 2020, we made 3 CLO equity investments totaling $7.0 million which represented new investments.

During the period from January 1, 2020 through February 27, 2020, we sold 1 CLO debt investment for proceeds of $6.0 million.

On February 6, 2020, we filed a definitive prospectus with the SEC pursuant to which, through Preferred Capital Securities, LLC ("PCS"), our Dealer Manager, we are offering up to 71,620,877 shares of our common stock for a period of up to eighteen months, unless otherwise extended. PCS replaces Provasi Securities, LP as the Fund's Dealer Manager for its continuous offering of common stock. PCS charges selling commissions of 6.0% and dealer manager fees of 0.75%, payable upon a purchase of Class R shares.

On January 27, 2020, we issued $15 million in aggregate principal amount of notes (the "2035 Notes") in a private placement to an institutional investor. The 2035 Notes mature on March 1, 2035 and bear interest at a rate of 6.50% per year, payable quarterly on March 31, June 30, September 30 and December 31 of each year.

Our Board of Directors authorized and we declared distributions for the Series A, B, C, D and E Term Preferred Stock on January 23, 2020. Dividends with respect to the Series A, B, C, D and E Term Preferred Stock will be paid on March 31, 2020 to holders of record of such Series A, B, C, D and E Term Preferred Stock as their names appear on our registration books at the close of business on March 16, 2020 at a rate of $0.39844 per share of Series A Term Preferred Stock, $0.39063 per share of Series B Term Preferred Stock, $0.41406 per share of Series C Term Preferred Stock, $0.43750 per share of Series D Term Preferred Stock and $0.39844 per share of Series E Term Preferred Stock.

On January 14, 2020, we made an additional draw on the Facility of $8,000,000, resulting in a total amount drawn of $13,000,000. On January 27, 2020 and January 29, 2020, we made repayments under the Facility of $10,800,000 and $2,200,000, respectively. As of February 27, 2020, there was no outstanding Facility balance.

On February 20, 2020, we launched an underwritten public offering of 1,200,000 shares of 6.625% Series F Term Preferred Stock due 2027 at a public offering price of $25 per share. The offering closed on February 25, 2020. We granted the underwriters an option to purchase up to an additional 180,000 shares of Series F Term Preferred Stock at the public offering price, less underwriting discounts and commissions, for 30 days after the date of the prospectus relating to the Series F Term Preferred Shares solely to cover overallotments. Concurrently with the issuance of the primary shares in the offering, the Company issued an additional 100,000 shares of Series F Term Preferred Shares.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  39

On February 25, 2020, our Board of Directors authorized and we declared a series of distributions for our common stock for the months of March through April 2020, reflected in the following table. Common stockholders of record as of each record date will be entitled to receive the respective distributions.

Record Date	Payment Date	Total Amount per Share(a)
March 6, 13, 20 and 27, 2020(b)	March 30, 2020	$0.16447
April 3, 10, 17 and 24, 2020	April 27, 2020	0.09320
May 1, 8, 15, 22 and 29, 2020	June 1, 2020	0.11650

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  40

DISTRIBUTION REINVESTMENT PLAN
Subject to the Company’s Board of Directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company have adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company’s shares pursuant to the Company’s distribution reinvestment plan are dependent on the continued registration of the Company’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Company’s distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If stockholders do not elect to participate in the plan, stockholders will automatically receive any distributions the Company declares in cash. For example, if the Company’s Board of Directors authorizes, and the Company declares, a cash distribution, then if stockholders have “opted in” to the Company’s distribution reinvestment plan, those stockholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, stockholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Company’s distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If stockholders wish to receive their distribution in cash, no action will be required on their part to do so. If stockholders are a registered stockholder, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares stockholders acquire through the plan and will hold such shares in non-certificated form. If stockholders shares are held by a broker or other financial intermediary, stockholders may “opt in” to the Company’s distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to stockholders as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•
during any period when the Company is making a “best-efforts” public offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•
during any period when the Company is not making a “best-efforts” offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to the net asset value as determined by the Company’s Board of Directors.

To the extent the Company’s shares are listed on an Exchange, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by the market price per share of the Company’s shares at the close of regular trading on such Exchange on the valuation date fixed by the Company’s Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent’s fees under the plan.

If stockholders receive their ordinary cash distributions in the form of shares, stockholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. Stockholders’ basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to stockholders’ account.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  41

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Frank Muller is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name (Age) Position(s) with the Company (Since) Address(1)	Term Expires	Number of Companies in the Fund Complex overseen by Director(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years
Interested Directors(4)
M. Grier Eliasek (46) Chairman of the Board, Director, Chief Executive Officer and President (February 2013)	2021	3
President and Chief Operating Officer of the Adviser, President and Chief Operating Officer of the Adviser of FLEX, Chief Execuitve Officer and President of FLEX, President and Chief Operating Officer of PSEC, Managing Director of PCM and Prospect Administration

Frank Muller (57) Director (January 2018)	2020	1	Chief Executive Officer of Provasi Capital Partners LP and other senior executive positions at Stratera.
Independent Directors
Andrew C. Cooper (58) Director (February 2013)	2021	3
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.

William J. Gremp (76) Director (February 2013)	2020	3	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.
Eugene S. Stark (61) Director (February 2013)	2022	3	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.

(1)	The business address of each director of the Company is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	The Fund Complex consists of the Company, FLEX, and PSEC.

(3)
Mr. Eliasek is an interested director as defined in the 1940 Act because of his positions with PCM and our Adviser. Mr. Muller is an interested director as defined in the 1940 Act because of his position as an officer of Stratera.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  42

Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Funds	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 40(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since April 2018
Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Company since April 2018. Ms. Van Dask previously served as controller at Prospect Administration. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser, the Adviser of PRIS, FLEX and PSEC.

(1)	The business address of Ms. Van Dask is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Directors
The following table sets forth compensation of our directors for the six months ended December 31, 2019.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Frank Muller	—	—	—
Independent Directors
Andrew C. Cooper	25,000	—	25,000
William J. Gremp	25,000	—	25,000
Eugene S. Stark	25,000	—	25,000
	Total director compensation		$75,000
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to the Fund meeting its minimum offering requirement, our directors were not entitled to compensation. Subsequent to the Fund meeting its minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser will be entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  43

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Stratera Holdings or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser and the Administration Agreement between the Company and Prospect Administration. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Stratera Holdings or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement. We also reimburse Destra Investor Services for the costs and expenses incurred by Destra Investor Services in performing its obligations and providing personnel and facilities under the Investor Services Agreement.

ADDITIONAL INFORMATION
Portfolio Information
The Company prepares Form N-PORT, which contains a schedule of its portfolio holdings, on a monthly basis and files its N-PORT filings with the Securities and Exchange Commission on a quarterly basis 60 days after the end of the quarter. The Company’s N-PORT filings for the third month of the quarter are available on the Commission’s website at http://www.sec.gov.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.priorityincomefund.com and (iii) on the SEC’s website at http://www.sec.gov.

Tax Information
For tax purposes, distributions to common stockholders during the six months ended December 31, 2019 were approximately $22,014,211 for distributions from net investment income, $1,592,933 from return of capital and $0 from capital gain. Distributions to preferred shareholders during the six months ended December 31, 2019 were $4,678,948 for distributions from net investment income.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

2020 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  44

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Priority Income Fund, Inc. The Registrant’s code of ethics can be accessed via its website at http:// www.priorityincomefund.com. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priorityincomefund.com.

Item 3. Audit Committee Financial Expert.
The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 4. Principal Accountant Fees and Services.
The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 5. Audit Committee of Listed Registrant.
The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 6. Schedule of Investments.
Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSRS.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 8. Portfolio Managers of Closed-End Investment Companies.
(a) The information required by this item is not required in a semi-annual report on Form N-CSRS.
(b) There has been no change, as of the date of the filing of this semi-annual report on Form N-CSRS, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 11,111 and 6,754 Class I Common Stock that our Adviser purchased on October 10, 2012 and February 6, 2013, respectively, for $9.00 and $21.70 per share, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSRS (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.
(a)(4) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 27, 2020

By: /s/ Kristin Van Dask
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: February 27, 2020